SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DowDuPont Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on April 25, 2018

DOWDUPONT INC.

DOWDUPONT INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD WILMINGTON, DE 19805

Meeting Information
Meeting Type: Annual Meeting of Stockholders
For holders as of: February 26, 2018
Date: April 25, 2018 Time: 12:00 PM Central Time
Location:	The Ritz-Carlton Hotel
160 E. Pearson Street Chicago, IL 60611

You are receiving this communication because you hold shares of Common Stock in the Company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT     ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a paper or e-mail copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

This e-mail address should NOT be used for any other requests, instructions or inquiries. Please make the request to receive a paper or e-mail copy as instructed above on or before April 11, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote must be received by 11:59 P.M. Eastern Time on April 24, 2018.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote must be received by April 24, 2018.

Vote In Person: Many stockholder meetings have requirements in order to be admitted including, but not limited to, proof of stock ownership and valid government issued photo identification. Please check the proxy materials for the requirements for meeting attendance. If you intend to vote in person rather than by Internet or by mail, then you will need to request a ballot to vote these shares at the meeting.

Voting Items

The Board of Directors recommends that you vote
FOR all director nominees in Agenda Item 1, FOR Agenda Items 2 and 4, and ONE YEAR for Agenda Item 3.

1.	Election of Directors
Nominees:

	1a.	Lamberto Andreotti

	1b.	James A. Bell

	1c.	Edward D. Breen

	1d.	Robert A. Brown

	1e.	Alexander M. Cutler

	1f.	Jeff M. Fettig

	1g.	Marillyn A. Hewson

	1h.	Lois D. Juliber

	1i.	Andrew N. Liveris

	1j.	Raymond J. Milchovich

	1k.	Paul Polman

	1l.	Dennis H. Reilley

	1m.	James M. Ringler
	1n.	Ruth G. Shaw
	1o.	Lee M. Thomas
	1p.	Patrick J. Ward

2.	Advisory Resolution to Approve Executive Compensation

3.	Advisory Resolution on the Frequency of Future Advisory Votes to Approve Executive Compensation

4.	Ratification of the Appointment of the Independent Registered Public Accounting Firm
The Board of Directors recommends that you vote
AGAINST the following Stockholder Proposals:

5.	Elimination of Supermajority Voting Thresholds

6.	Preparation of an Executive Compensation Report

7.	Preparation of a Report on Sustainability Metrics in Performance-based Pay

8.	Preparation of a Report on Investment in India

9.	Modification of Threshold for Calling Special Stockholder Meetings

NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.